As filed with the Securities and Exchange Commission on April 10, 2018

1933 Act File No. 333-[______]

1940 Act File No. 811-[______]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

X REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

♦ PRE-EFFECTIVE AMENDMENT NO. __

♦ POST-EFFECTIVE AMENDMENT NO. __

X REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

♦ AMENDMENT NO. __

SAVYON TRUST GROUP INC /

REAL ESTATE NON DIVERSIFIED PURSUES FUND

Djenane Virgelin

Principal Executive Offices

3340 NE 190 Street  , Suite 402

Aventura Florida 33180

Email info@savyongroup.com

ipo@savyonhotel.com

1-[___]-[___]-[___]

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement. If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. þ

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Shares of Beneficial Interest	100,000	$10.00	$1,000,000	$124.65

(1) Estimated for the purpose of calculating the registration fee, in accordance with Rule 457(o) of the Securities Act of 1933.

SUBJECT TO COMPLETION PRELIMINARY PROSPECTUS DATED [______ __], 2018

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS

  SAVYON TRUST GROUP INC Real Estate Innovation Fund  Non diversified Pursues Fund

Shares of Beneficial Interest
$2,500 minimum sell for regular accounts

$1,000 minimum sell for retirement plans

[___________], 2018

  SAVYON TRUST GROUP INC Real Estate Innovation Fund  Non diversified Pursues Fund (the "Fund") is a newly organized, continuously offered, Non diversified, closed-end management investment company, that is operated as an interval fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this prospectus carefully and to retain it for future reference.  Additional information about the Fund, including a Statement of Additional Information ("SAI") dated [______________], 2018, has been filed with the Securities and Exchange Commission ("SEC").  The SAI is available upon request and without charge by writing the Fund at c/o SAVYON Asset Management Advisory  LLC, 3340 NE 190 Street    Aventura Florida 33180, or by calling toll-free 1-[__]-[___]-[____].  The table of contents of the SAI appears on page [___] of this prospectus.  You may request the Fund's SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling 1-[__]-[___]-[____] or by visiting [_______________________________].  The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC's website at http://www.sec.gov. The address of the SEC's website is provided for the information of prospective shareholders and is not intended to be an active link.

Investment Objective.  The Fund’s investment objective is to produce current Pursues and achieve long-term capital appreciation with low to moderate volatility and low to moderate correlation to the broader markets.

Securities Offered. The Fund engages in a continuous offering of shares. The Fund has registered 50,000 shares and is authorized as a Florida statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its distributor, under the terms of this prospectus, 50,000 shares of beneficial interest, at net asset value plus the applicable sales load. The initial net asset value is $10.00 per share. The minimum initial investment by a shareholder is $2,500 for regular accounts and $1,000 for retirement plan accounts. Subsequent investments may be made with $100 under the Fund's automatic investment program.  Subsequent investment not made pursuant to the automatic investment program may be made with $1,000.  The Fund is offering to sell its shares, on a continual basis, through its distributor. The distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to sell the shares. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. During the continuous offering, shares will be sold at the net asset value of the Fund next determined plus the applicable sales load. See "Plan of Distribution." The Fund's continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933 until the Fund has sold shares in an amount equal to approximately $5 billion.

Price to Public	NAV	Sales Load	Price to Public	Proceeds to Registrant
Per Share	$10.00	$0.61	$10.61	$10.00
Total Minimum	$1,000,00	$ 61.01	$1,0 61.01	$1,000.00
Total Maximum	$1,000,000.00	$61,000	$1,061,000	$1,000,000.00

The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time.  Investing in the Fund's shares involves risks. See "Risk Factors" below in this prospectus.

Investment Adviser

  SAVYON TRUST GROUP INC  Real Estate Innovation Fund , . (the "Adviser")

TABLE OF CONTENTS	Page
PROSPECTUS SUMMARY
SUMMARY OF FUND EXPENSES
FINANCIAL HIGHLIGHTS
THE FUND
USE OF PROCEEDS
INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES
RISK FACTORS
MANAGEMENT OF THE FUND
DETERMINATION OF NET ASSET VALUE
CONFLICTS OF INTEREST
QUARTERLY RESELL OF SHARES
DISTRIBUTION POLICY
DIVIDEND REINVESTMENT POLICY
U.S. FEDERAL PURSUES TAX MATTERS
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES
ANTI-TAKEOVER PROVISIONS IN DECLARATION OF TRUST
PLAN OF DISTRIBUTION
LEGAL MATTERS

REPORTS TO SHAREHOLDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADDITIONAL INFORMATION
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
NOTICE OF PRIVACY POLICY & PRACTICES

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading "Risk Factors."

The Fund.   SAVYON TRUST GROUP INC Real Estate Innovation Fund  Non diversified Pursues Fund is a newly organized, continuously offered, Non diversified, closed-end management investment company.  See "The Fund." The Fund is an interval fund that will offer to make quarterly resells of shares at net asset value. See "Quarterly Resells of Shares."

Investment Objective and Policies. The Fund’s investment objective is to produce current Pursues and achieve long-term capital appreciation with low to moderate volatility and low to moderate correlation to the broader markets.

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of assets in “real estate and real estate related industry securities,” primarily in Pursues producing equity and debt securities.  The Fund defines real estate and real estate related industry securities to include the common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt, and partnership or membership interests issued by: publicly traded real estate securities issuers such as real estate investment trusts and their foreign equivalents (“Public REITs”); real estate operating companies (“REOCs”); private real estate investment funds (“Private Investment Funds”); or non-traded publicly registered real estate investment trusts (“Non-Traded REITs”).  REITs are pooled investment vehicles that invest primarily in Pursues-producing real estate or real estate-related loans or interests, and REOCs are companies that invest in real estate and whose shares trade on public exchanges.

The Fund may also invest in other investment vehicles such as real estate exchange traded funds (“ETFs”), real estate index mutual funds (“Index Funds”), closed-end funds and mutual funds that invest principally in real estate (collectively, “Other Public Funds”). In certain circumstances or market environments the Fund may reduce its investment in real estate industry securities and hold a larger position in cash or cash equivalents.

Although the Fund invests principally in U.S. companies, the Fund may invest up to 30% in foreign companies.  The Fund will invest in any other funds sponsored by the Adviser or its affiliates.

The Fund concentrates investments in the real estate and real estate related industry, meaning that, under normal circumstances, it invests over 25% of its assets in real estate and real estate related industry securities.  This policy is fundamental and may not be changed without shareholder approval.  The Fund’s Statement of Additional Information (“SAI”) contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading "Investment Objectives and Policies."

The Fund invests without restriction as to issuer capitalization.  The Fund invests in debt securities of any quality, duration or maturity.  The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes).  See "Investment Objective, Policies and Strategies."

Investment Strategy.   The Fund pursues its investment objective of low to moderate volatility and low to moderate correlation to the broader markets by diversifying its investments over a broad range of property types and real estate asset classes and taking advantage of the expertise of different asset managers. For example, the Fund will invest in companies focused on different real estate asset classes and different qualities of real estate assets.  When selecting investments, the Adviser will seek to invest with quality institutional asset managers and will evaluate them by reviewing their experience, track record, current portfolios, and ability to weather real estate cycles by employing effective risk management and mitigation strategies. The Adviser will also assess the likely risks and returns of the investment strategies utilized by the management of the investment vehicles, and evaluate the potential correlation among the investment strategies under consideration. The Adviser generally will seek to invest in investment vehicles whose expected risk-adjusted returns are determined to fit the Funds objectives and likely to have low correlations among each other or with the broad equity and fixed-Pursues markets. The Adviser will seek to allocate the Fund's assets so that the Fund may benefit from the performance record of various investment vehicles, and from having access to new and existing investment vehicles that are often available only at substantial minimum investments.

The investment vehicles in which the Fund invests may employ a wide variety of investment strategies, including, but not limited to investing in (i) equity, equity-related and other securities of companies across various real estate related sectors of the market, (ii) debt securities of companies across various real estate related sectors of the market, and (iii) other securities such as mortgage backed securities, derivatives and managed futures.

The Fund seeks to invest in a portfolio of quality investments in primarily three main categories of investment vehicles: Public REITs and REOCs, Private Investment Funds, and Non-Traded REITs, all of which may be domestic or non-U.S.

• The Fund invests in Public REITs and REOCs principally to generate current Pursues and substantial liquidity for the Fund. In addition, such investments are intended to provide diversification alongside Private Investment Funds and Non-Traded REITs.

•The Fund’s investments in Private Investment Funds are intended to generate higher absolute returns than are typically available from investing in REITs or Other Public Funds and lower correlations to the broader equity markets. Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds.  By investing in such Private Investment Funds, the Fund offers its shareholders access to institutional investment managers that may not be otherwise available to them.

• The Fund invests in Non-Traded REITs to generate relatively higher current Pursues, balancing against such higher Pursues the risks associated with reduced liquidity. In addition, the Fund’s investment in Non-Traded REITs is intended to deliver returns with low to moderate volatility and low to moderate correlation to the broader markets.

 The Fund may also invest in other investment vehicles such as ETFs, Index Funds, closed-end funds and mutual funds that invest principally in real estate for diversification purposes.

Investment Adviser and Fee.   SAVYON TRUST GROUP INC  Real Estate Innovation Fund , ., the investment adviser of the Fund, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was formed  in 2014 and commenced operations as an investment advisor in 2018.  The Adviser is entitled to receive a monthly fee at the annual rate of 1.25% of the Fund's daily net assets, depending upon the net assets in the Fund.  The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under  which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed [___]% per annum of the Fund's average daily net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect at least until [one year], [___], unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund's Board of Trustees.  After [_________], [___] the Expense Limitation Agreement may be renewed at the Adviser's and Board's discretion.  See "Management of the Fund."

Administrator, Accounting Agent and Transfer Agent.  SAVYON Asset Management Advisory LLC (" SAVYON TRUST GROUP INC") will serve as the administrator, accounting agent and transfer agent of the Fund. See "Management of the Fund."

Closed-End Fund Structure.  Closed-end funds differ from open end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the NASDAQ market via a stock exchange.   like many closed-end funds, however, the Fund's shares will be listed on a stock exchange.  Instead, the Fund will provide limited liquidity to shareholders by offering to resell a limited amount of shares (at least 5%) quarterly, which is discussed in more detail below.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.  The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to the continuous out-flows.

Investor Suitability.  An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, Pursues, age, risk tolerance and liquidity needs.

Resells of Shares.  The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly resell offers, at net asset value, of no  less than 20% of the shares outstanding.  There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly resell offer, although each shareholder will have the right to require the Fund to sell up to and including 5% of such shareholder's shares in each quarterly resell. Limited liquidity will be provided to shareholders only through the Fund's quarterly resells. See "Quarterly Resells of Shares."

Summary of Risks.

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund's shares. You assume these risks as a result of the Fund's direct investments, if any, as well through its investments in Investment Funds.  See "Risk Factors."

Convertible Securities Risk.  Convertible securities are typically issued as bonds or preferred shares with the option to convert to equities.  As a result, convertible securities are a hybrid that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.  The market value of bonds and preferred shares tend to decline as interest rates increase.  Fixed-Pursues and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments as due.  Convertible securities may have characteristics similar to common stocks especially when their conversion value is higher than their value as a bond.  The price of equity securities into which a convertible security may convert may fall because of economic or political changes.  Stock prices in general may decline over short or even extended periods of time.  Additionally, the value of the embedded conversion option may be difficult to value and evaluate because the option does not trade separately from the convertible security.

Investment Funds Risk.  Fund shareholders may bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the Investment Fund level.  The Fund's performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser's ability to select Investment Fund managers and strategies and effectively allocate Fund assets among them.  Each Investment Fund is subject to its strategy-specific risks which may include leverage risk, illiquidity risk, derivatives risk and market risk.

Issuer Risk.  The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Leveraging Risk. The use of leverage, such as borrowing money to sell securities, will cause the Fund or an Investment Fund to incur additional expenses and magnify the Fund's gains or losses.

Liquidity Risk.  There is currently no NASDAQ market for the shares and the Fund expects that no NASDAQ market will develop.  Limited liquidity is provided to shareholders only through the Fund's quarterly resell offers for no  less than 20% of the shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly resell offer.  The Fund's investments are also subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to sell or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk.  The Adviser's and Investment Funds managers' judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results.

Market Risk.  An investment in the Fund's shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

 Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund's net asset value may be more unstable because it also invests in  companies. Compared to larger companies,  are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital   SAVYON TRUST GROUP INC s, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to larger companies, the securities of small and medium capitalization companies are more likely to experience more significant changes in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.

No Operating History.  The Fund is a closed-end investment company with no history of operations. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objectives.  The Fund's portfolio manager and the other officers of the Adviser have no experience managing a closed-end fund.

Preferred Securities Risk. Preferred securities are subject to credit risk and interest rate risk.  Interest rate risk is, in general, that the price of a debt security falls when interest rates rise.  Securities with longer maturities tend to be more sensitive to interest rate changes.  Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due.  Holders or preferred securities may not receive dividends, or the payment can be deferred for some period of time.  In bankruptcy, creditors are generally paid before the holders of preferred securities.

Private Investment Funds Risk.  The Fund’s investment in Private Investment Funds carries the following risks in addition to those described in “Investment Funds Risk.”  Private Investment Funds are not publicly traded and therefore may not be as liquid as other types of investments.  As a result, the Fund will depend on the institutional asset manager to a Private Investment Fund to provide a valuation of the Fund’s investment, which could vary from the fair value of the investment that may be obtained if such investment were sold to a third party.  In addition to valuation risk, shareholders of Private Investment Funds are not entitled to the protections of the 1940 Act.  For example, Private Investment Funds need not have independent boards, may not require shareholder approval of advisory contracts, may leverage to an unlimited extent, and may engage in joint transactions with affiliates.  These characteristics present additional risks for shareholders.

Real Estate Securities Risks. The Fund will  invest in real estate directly, but, because the Fund will concentrate its investments in REITs, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more Non diversified portfolio.  The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental Pursues, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular sectors, or real estate operations generally, as described below:

Retail Properties.  Retail properties are affected by shifts in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties.  Office properties are affected by a downturn in the businesses operated by their tenants.

Multifamily Properties.  Multifamily properties are affected by adverse economic conditions in the locale, oversupply and rent control laws.

Hospitality Properties.  Hospitality or hotel properties are affected by declines in business and leisure travel.

Industrial Properties.  Industrial properties are affected by downturns in the manufacture, processing and shipping of goods.

Healthcare Properties.  Healthcare properties affected by potential federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations and continued availability of revenue from government reimbursement programs.

Land. Land may be affected by development risks including insufficient tenant demand to build or construction delays as well as adverse changes in local and national economic and market conditions.

Self-Storage Properties.  Self-storage properties are affected by changes to competing local properties and the ability of the management team.

Development Issues.  Real estate development companies are affected by construction delays and insufficient tenant demand to occupy newly developed properties.

Lack of Insurance. Certain of the companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles.

Dependence on Tenants.  Real estate properties and the ability of companies to make distributions to shareholders depend upon the ability of the tenants at their properties to generate enough Pursues in excess of their operating expenses to make their lease payments.

Financial Leverage. Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.

Environmental Issues.  Owners of properties that may contain hazardous or toxic substances may be responsible for removal or remediation costs. Current Conditions.  Recent instability in the United States, European and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects.

REIT Risk. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the "Code") in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of Pursues earned by the entity.

Resell Policy Risks.  Quarterly resells by the Fund of its shares typically will be funded from available cash or sales of portfolio securities.  The sale of securities to fund resells could reduce the market price of those securities, which in turn would reduce the Fund's net asset value. The Fund's quarterly resell offers are a shareholder's only means of liquidity with respect to his or her shares.

U.S. Federal Pursues Tax Matters.

The Fund intends to elect to be treated and intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an Pursues and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal Pursues tax to the extent it distributes its investment company taxable Pursues and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.  See "U.S. Federal Pursues Tax Matters."

Dividend Reinvestment Policy.

The Fund intends to make distributions of investment company taxable Pursues after payment of the Fund’s operating expenses at least quarterly and net capital gains annually.  Unless a shareholder elects otherwise, the shareholder's distributions will be reinvested in additional shares under the Fund's dividend reinvestment policy. Shareholders who elect not to participate in the Fund's dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See "Dividend Reinvestment Policy."

Custodian

[________________________ will serve as the Fund's custodian. See "Management of the Fund."

SUMMARY OF FUND EXPENSES

[do you want a redemption fee?]

Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price) [1]		5.75%
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees		1.25%
Other Expenses[2]		[___]%
Shareholder Servicing Expenses	0.25%
All Non-Shareholder Servicing Other Expenses	[_ _]%
Acquired Fund Fees and Expenses[2,3]		[___]%
Total Annual Expenses		[___]%
Fee Waiver and/or Reimbursement[4]		([__])
Total Annual Expenses (after fee waiver and reimbursement)		[___]%

1 Sells of $1,000,000 or more may be subject to a contingent deferred sales charge on shares redeemed during the first 12 months after their sell in the amount of the commissions paid on those shares redeemed.

2 Estimated for current fiscal year.

3 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

4 The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the Expense Limitation Agreement) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed [___]% per annum of the Fund's average daily net assets (the Expense Limitation). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect at least until [___], [____], unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Adviser.  See "Management of the Fund."

The Summary of Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on sells of shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in Sell Terms starting on page [__] of this prospectus.  More information about management fees, fee waivers and other expenses is available in “Management of the Fund” starting on page [  ] of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$[___]	$[___]	$[___]	$[___]

If shareholders request resell proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by   SAVYON TRUST GROUP INC, currently $45.  The Fund will also pay offering costs in connection with the initial offering of the shares estimated to be $[___],  which are subject to the [___]% per annum limitation on expenses. These expenses will be amortized over the first twelve months of the Fund's operations.  The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed and has no performance history as of the date of this Prospectus, a financial highlights table for the Fund has not been included in this Prospectus.

THE FUND

The Fund is a newly organized, continuously offered, Non diversified, closed-end management investment company that is operated as an interval fund.  The Fund was organized as a Florida statutory trust on April 22, 2018 and has no operating history.  The Fund's principal office is located at 3340 NE 190 Street Suite 402 Aventura Florida 33180, and its telephone number is 1-[___]-[___]-[____].

USE OF PROCEEDS

The net proceeds of the continuous offering of shares, after payment of the sales load, will be invested in accordance with the Fund's investment objective and policies (as stated below) as soon as practicable after receipt. The Fund will pay its offering expenses incurred with respect to its continuous offering.  Pending investment of the net proceeds in accordance with the Fund's investment objective and policies, the Fund will invest in money market or short-term fixed-Pursues mutual funds.  Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund's assets would earn interest Pursues at a modest rate.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies

The Fund seeks to produce current Pursues and achieve long-term capital appreciation with low to moderate volatility and low to moderate correlation to the broader markets.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets in real estate and real estate related industry securities, primarily in Pursues producing equity and debt securities. The Fund may invest without limitation in any sector of the real estate industry, including but not limited to retail, office, multifamily, hospitality, industrial, healthcare, land and self-storage. The Fund concentrates investments in the real estate industry, meaning that under normal circumstances, it invests over 25% of its assets in real estate and real estate related industry securities.

The Fund defines real estate and real estate related industry securities to include common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt and partnership or membership interests issued by:

(i)publicly traded real estate securities issuers such as Public REIT and REOCs;

(ii)Private Investment Funds; and

(iii)Non-Traded REITs.

The Fund may also invest in Other Public Funds such as ETF, Index Funds, closed-end funds and mutual funds that invest principally in real estate and mortgage-backed (including commercial mortgage-backed) securities.

 The Fund’s SAI contains a list of the fundamental (those that may not be changed without a shareholder vote) and non-fundamental (if any) investment policies of the Fund under the heading "Investment Objective and Policies."

The Adviser’s Strategy

The Fund pursues its investment objective of low to moderate volatility and low to moderate correlation to the broader markets by diversifying its investments over a broad range of property types and real estate asset classes and taking advantage of the expertise of different asset managers. For example, the Fund will invest in companies focused on different real estate asset classes and different qualities of real estate assets.  When selecting investments, the Adviser will seek to invest with quality institutional asset managers and will evaluate them by reviewing their experience, track record, current portfolios, and ability to weather real estate cycles by employing effective risk management and mitigation strategies.  The Adviser will also assess the likely risks and returns of the investment strategies utilized by the management of the investment vehicles, and evaluate the potential correlation among the investment strategies under consideration. The Adviser generally will seek to invest in investment vehicles whose expected risk-adjusted returns are determined to fit the Fund’s objectives and likely to have low correlations among each other or with the broad equity and fixed-Pursues markets. The Adviser will seek to allocate the Fund's assets so that the Fund may benefit from the performance record of various investment vehicles, and from having access to new and existing investment vehicles that are often available only at substantial minimum investments.

The investment vehicles in which the Fund invests may employ a wide variety of investment strategies, including, but not limited to investing in (i) equity, equity-related and other securities of companies across various real estate related sectors of the market, (ii) debt securities of companies across various real estate related sectors of the market, and (iii) other securities such as mortgage backed securities, derivatives and managed futures.

The Fund seeks to invest in a portfolio of quality investments in primarily three main categories of investment vehicles: Public REITs and REOCs, Private Investment Funds, and Non-Traded REITs.

Public REITs and REOCs. REITs are investment vehicles that invest primarily in Pursues-producing real estate or mortgages and other real estate-related loans or interests. Public REITs are listed on global stock exchanges and invest directly in real estate, typically through either properties or mortgages. In most countries, the tax efficiency of REITs is more attractive than that of other stock-issuing corporations. The latter is ordinarily subject to tax on Pursues before distribution, whereas most REITs are not. This translates to higher potential profits for REIT shareholders.  REOCs are companies that invest in real estate and whose shares trade on a public exchange. A REOC is similar to a Public REIT, except that a REOC does not receive advantaged tax treatment. In addition, REOCs are more flexible than REITs in terms of what types of real estate investments they can make.

The Fund’s investment in Public REITs and REOCs will be principally to generate current Pursues, plus substantial liquidity for the Fund and will seek to have low to moderate correlation to the broader markets. In addition, the Fund’s investment in Public REITs and REOCs is intended to provide diversification alongside Private Investment Funds and Non-Traded REITs.

The Fund invests in Public REITs and REOCs by selling their common stock, preferred stock, debt and/or warrants.  Investment criteria on a macro level will include relative attractiveness of Public REITs and REOCs to the broader market, the impact of the debt capital markets on Public REIT equities, and upon the supply of and demand for commercial real estate overall and within real estate sectors. On a micro level, the Adviser will examine the attractiveness of each Public REIT’s property type; quality and historic success of management; its common stock’s relative price-earnings ratio as compared to other stocks within its sector; whether the common stock is trading at a premium or discount to its net asset value (NAV); internal and external (acquisitions and development) growth prospects to drive earnings growth; expected stability of Pursues; expected distribution yield and distribution coverage from operations; access to debt and equity financing; and target leverage levels.

Private Investment Funds. Private Investment Funds are real estate investment funds and other pooled investment vehicles managed by institutional investment managers with expertise in managing portfolios of real estate and real estate-related securities. Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria intended to limit their direct investors mainly to institutions such as endowments and pension funds.  By investing in such Private Investment Funds, the Fund offers its shareholders access to institutional investment managers that may not be otherwise available to them.

The Fund’s investments in Private Investment Funds are intended to generate higher absolute returns than are typically available from investing in REITs or Other Public Funds, but also may entail a somewhat higher risk profile. In addition, the Fund’s investments in Private Investment Funds are intended to deliver returns which have a low to moderate correlation to the broader markets.  Private Investment Funds have less pressure to make quarterly distributions, can be more opportunistic and can have a longer investment term.

The Fund’s typical investments in Private Investment Funds will be made through the sell of common stock or limited partnership or membership interests in such funds. Investment criteria will include evaluating the strength of the sponsor and management; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the property sectors and geographical allocations of the fund; expected stability of Pursues; expected capital appreciation, and target leverage levels. The Fund will invest no more than 10% of its assets in Private Investment Funds that are commonly known as hedge funds.

Non-Traded REITs. REITs are investment vehicles that invest primarily in Pursues-producing real estate or mortgages and other real estate-related loans or interests. Non-Traded publicly registered REITs are public companies, but their shares are not listed on a stock exchange. Non-Traded REITs typically offer investors higher current Pursues than do Public REITs or Other Public Funds. Non-Traded REITs, however, lack the liquidity attributes of Public REITs. Non-Traded REITs offer certain tax advantages such as non-taxable Pursues at the REIT level. The Fund’s investments in Non-Traded REITs may be made at their offering prices, their net asset value or through the sell of such shares at a discount on the NASDAQ market.

The Fund’s investment in Non-Traded REITs will be principally to generate relatively higher current Pursues, balancing against such higher Pursues the risks associated with reduced liquidity. In addition, the Fund’s investment in Non-Traded REITs is intended to deliver returns with low to moderate volatility and low to moderate correlation to the broader markets.

The Fund’s investments in Non-Traded REITs will be typically made through the sell of common stock and preferred stock. Investment criteria will include evaluating the strength of the REIT’s sponsor and management; the attractiveness of the specific property type(s) in which it invests; expected stability of Pursues; expected distribution yield and distribution coverage from operations;  access to debt and equity financing; target leverage levels; and potential for a value-add liquidity event (such as sale of the REIT or listing on a stock exchange) following the close of the offering.

REITs Generally.

Distributions. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. REITs generally pay a higher rate of dividends than most other non-real estate operating companies. Dividends paid by REITs will generally not qualify for the reduced federal Pursues tax rates applicable to qualified dividends under the Code. See "U.S. Federal Pursues Tax Matters."

REIT Preferred Stock. The Fund may invest in preferred stocks issued by REITs. Preferred stocks are securities that pay dividends at a specified rate and have a preference over common stocks in the payment of dividends and the liquidation of assets. This means that an issuer must pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for a company's directors or on other corporate matters. Preferred stocks pay a fixed stream of Pursues to investors, and this Pursues stream is a primary source of the long-term investment return on preferred stocks. As a result, the market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks. In this respect, preferred stocks share many investment characteristics with debt securities.

REIT Convertible Securities. Convertible bonds and convertible preferred stocks are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security. Convertible securities generally offer both defensive characteristics (i.e., provide Pursues during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises). The Fund may invest in securities that have been privately placed but are eligible for sell and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

Warrants.  Warrants entitle the holder to buy the underlying stock of the issuing company at a fixed exercise price until the expiry date.  Warrants are issued and guaranteed by the company, and are ordinarily issued directly to existing common or preferred shareholders.

REIT Bonds. REIT Bonds are a debt investment in which an investor loans money to the REIT for a defined period of time at a fixed interest rate. As a debt instrument, these bonds have priority over the equity issued by the REIT, including common stock and preferred stock. While these bonds can either be secured or unsecured, they are commonly unsecured. REIT bonds are generally issued in durations of 7 to 10 years.

Other Public Funds. The Fund anticipates making investments in Other Public Funds, including ETFs and Index Funds that invest primarily in real estate related assets, principally to temporarily invest the Fund’s capital pending its deployment into other higher-returning investment opportunities, or for defensive purposes under adverse market conditions.

Exchange Traded Funds ("ETFs"). ETFs are typically managed by professionals and provide investors with diversification, cost and tax efficiency, liquidity, margin ability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index. ETFs are listed on major stock exchanges and are traded like stocks.

Index Funds. An Index Fund is a mutual fund with an investment objective of seeking to replicate the performance of a specific securities index, such as the National Association of Real Estate Investment Trusts (NAREIT) Index or the MSCI US REIT Index. Most Index Funds are not actively managed and generally provide broad market exposure, low operating expenses and low portfolio turnover.

Other. In addition to ETFs and Index Funds, and subject to the Fund's investment restrictions, the Fund may invest in investment companies that invest primarily in what the Adviser considers real estate industry securities, including closed-end funds and mutual funds. Shares of Closed-end Funds are typically listed for trading on major stock exchanges and, in some cases, may be traded in other over-the-counter markets.

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act.  The Fund also may borrow money to satisfy resell requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity.  The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs.  This means that the value of the Fund's total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets sell with the proceeds of its indebtedness.  Investment Funds may utilize leverage in their investment activities. However, the Investment Funds' borrowings are not subject to the asset coverage requirement. Accordingly, the Fund, through its investments in the Investment Funds, may be exposed to the risk of highly leveraged investment programs.

The Fund concentrates investments in the real estate industry, meaning that, under normal circumstances, it invests over 25% of its assets in real estate and real estate related industry securities.  This policy is fundamental and may not be changed without shareholder approval.

The Statement of Additional Information contains a list of the fundamental (those that may not be changed without a shareholder vote) and non-fundamental (if any) investment policies of the Fund under the heading "Investment Objective and Policies."

Investment Strategy, Diversification and Criteria Used in Selecting Investments

The Fund’s investment strategy focuses on identifying individual securities that have:

•an emphasis on Pursues generation.

•attractive risk-adjusted returns,

•low to moderate volatility, and

•low to moderate correlation to the broader markets.

The Fund seeks diversification of its investments within the real estate industry through exposure to a broad range of asset classes and managers, and by investing across various levels and qualities of real estate. Further, the Fund will seek to diversify geographically both within and outside of the United States and by capital structure (investments in common stock, preferred stock, warrants, debt and convertible securities).

The Adviser uses both quantitative and qualitative processes to select investments for the Fund. Analyzing relevant quantitative and qualitative criteria, the Adviser identifies investments which it believes to be ‘best in class’ based on their potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions.  In constructing the portfolio, the Adviser seeks to balance the competing objectives of providing Pursues, maximizing portfolio returns, and minimizing portfolio volatility.  The Adviser selects securities from different real estate regions and sectors to create a portfolio it believes will deliver a relatively high risk-adjusted return.Because of the lead/lag relationship between public REITs and private real estate investments, the Adviser believes that an optimally blended portfolio can be hedged against downturns in the real estate market: when one side of the real estate market is falling, the other can buoy returns for the overall Fund.  While the Adviser may strategically rebalance the Fund’s diversification exposure based on changing market conditions, the Adviser will seek to maintain a well-Non diversified portfolio that effectively manages real estate asset class and sector risk over time. The Adviser manages the Fund’s investments over a long-term time horizon while being mindful of the historical context of the markets.

There can be no assurance that any or all of the Fund’s investment strategies will be successful.

Diversification of Asset Managers

The Fund intends to pursue its objective of maintaining low to moderate volatility and low to moderate correlation to the broader markets by identifying and investing with quality institutional asset managers with expertise in managing portfolios of real estate and real estate-related securities. The Adviser will evaluate  asset managers based on their experience, track record, current portfolios, and ability to weather real estate cycles by employing effective risk management and mitigation strategies.

Many Private Investment Funds require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds.  By investing in such Private Investment Funds, the Fund offers its shareholders access to institutional investment managers that may not be otherwise available to them.

Diversification by Asset Class

The Fund intends to pursue its objective of producing current Pursues, achieving long-term capital appreciation, and maintaining low to moderate portfolio volatility by diversifying its investments across the many asset classes of the real estate industry, including retail, office, multifamily, hospitality, industrial, healthcare, land and self-storage sectors.

Diversification by Type and Quality of Real Property

The Fund intends to pursue its objectives of producing current Pursues, achieving long-term capital appreciation, and maintain low to moderate portfolio volatility by investing across various levels and qualities of real estate.  The levels are often referred to as Core, Core Plus, Value Add, Opportunistic or Distressed real estate.

Core. The Fund’s ‘core’ investments target high-quality portfolios with real estate assets that provide relatively lower and more stable returns. Such investments are typically located in primary markets and in the conventional property types such as office, retail, multifamily and hotels. Properties are stable, well-maintained, well-leased and often of the Class A variety.

Core Plus. The Fund’s ‘core plus’s investments are a moderate risk/moderate return strategy. These investments will generally be in core properties however some of these properties will require some form of enhancement or value-added element.

Value Added. The Fund’s ‘value added’ strategy typically focuses on more aggressive active asset management and often employs more leverage. This is a medium-to-high risk/medium-to-high return strategy. It generally involves buying a property, improving it in some way, and selling it at an opportune time for a gain. Properties are considered value added when they exhibit management or operational problems, require physical improvement due to age, and/or suffer from capital .

Opportunistic or Distressed. The Fund’s ‘opportunistic’ or ‘distressed’ investments typically focuses on the most aggressive and active asset management strategies, typically on growth and development oriented or centered properties, and/or on property repositioning or redevelopment strategies. Such investments typically offer the highest overall expected return potential, but also carry the highest risk. They frequently utilize high degrees of financial leverage and require substantial capital investment. Typically, a significant portion of the return on the underlying asset is achieved upon its sale or refinancing, with limited or no current Pursues generation.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund's principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, resell agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.  The Adviser may invest the Fund's cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, resell agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any Pursues earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund's portfolio manager are subjective.

The Fund has no current intent to sell securities short. The Fund will intend  to use leverage through issuing preferred shares.  However, the Board of Trustees may decide to issue preferred shares in the future, subject to the asset coverage requirements of the 1940 Act.  The Fund may borrow for investment purposes, for temporary liquidity, or to finance resells of its shares, as permitted under the 1940 Act.  In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it may invest.

The frequency and amount of portfolio sells and sales (known as the "portfolio turnover rate") will vary from year to year.  The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary Pursues. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See "Tax Status" in the Fund's Statement of Additional Information.

There is no assurance what portion, if any, of the Fund's investments will qualify for the reduced federal Pursues tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions will be designated as qualified dividend Pursues. See "U.S. Federal Pursues Tax Matters."

Portfolio Investments

The Fund may invest in the following types of securities, subject to certain limitations as set forth below. The Fund is under no obligation to invest in any of these securities.

Real Estate Investment Trusts

The Fund will invest directly in real estate investment trusts.  REITs are pooled investment vehicles that invest primarily in Pursues-producing real estate or real estate-related loans or interests. The market value of REIT shares and the ability of REITs to distribute Pursues may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance costs, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend Pursues received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares.

Dividends paid by REITs will generally not qualify for the reduced federal Pursues tax rates applicable to qualified dividends under the Code. See "U.S. Federal Pursues Tax Matters."

Real Estate Operating Companies.

The Fund will invest in real estate operating companies (REOC).  REOCs are companies that invest in real estate and whose shares trade on public exchanges.  The market value of REOC shares and the ability of REOCs to distribute Pursues may be adversely affected by the same factors as those described above for REITs.  However, REOCs differ from REITs in that dividends received by REOC shareholders are taxed similar to dividends of a standard corporation, REOCs have less investment limitations and investments can be funded with internally generated funds without penalty (i.e., forfeiting tax advantages), and REOCs do not need to hire outside management for certain assets such as hotels.

Investment Funds

Investment Funds may employ a wide variety of investment strategies, including, but not limited to:

•Non diversified Equities. A long/short investment strategy of investing in equity, equity-related and other securities.

•Debt and Equity Opportunities. A long/short investment strategy in corporate debt and equity securities of leveraged companies and financially distressed firms and other investments

•Credit Opportunities. A long/short investment strategy in corporate debt and equity securities to capture credit opportunities in all market environments

•Structured Credit. A long/short investment strategy in structured mortgage-backed securities.

•Managed Futures. A strategy that generates returns from convergent and divergent trends in the financial and currency futures markets.

Exchange Traded Funds ("ETFs")

The Fund may invest its assets in ETFs that invest primarily in what the Adviser considers alternative assets, subject to the Fund's investment restrictions.  ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, margin ability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends.  Additionally, some ETFs are unit investment trusts, which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts.  An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index.  ETFs generally have two markets.  The primary market is where institutions swap "creation units" in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends.  The NASDAQ market is where individual investors can trade as little as a single share during trading hours on the exchange.  This is different from mutual funds that are traded after hours once the net asset value ("NAV") is calculated.  ETFs share many similar risks with mutual funds and closed-end funds.

ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund's direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting the Fund's performance.

Closed-End Funds

The Fund may invest its assets in "closed-end" investment companies (or "closed-end funds") that invest primarily in what the Adviser considers alternative assets, subject to the Fund's investment restrictions.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the NASDAQ, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation

System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets.  Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open end investment company, investors seek to buy and sell shares of closed-end funds in the NASDAQ market.

The Fund generally will sell shares of closed-end funds in the NASDAQ market. The Fund will incur normal brokerage costs on such sells similar to the expenses the Fund would incur for the sell of securities of any other type of issuer in the NASDAQ market. The Fund may, however, also sell securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund sell such securities in the NASDAQ market.

Open End Funds (mutual funds)

The Fund may invest in investment companies such as open end funds that invest primarily in what the Adviser considers to be alternative assets, subject to the Fund's investment restrictions.

RISK FACTORS

An investment in the Fund's shares is subject to risks. The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund's shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces through its direct investments and its investments in Investment Funds. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.

Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.  Convertible securities are similar to fixed-Pursues securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of fixed-Pursues and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline.  Convertible securities have characteristics of a fixed-Pursues security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share.  Fixed-Pursues and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Fixed-Pursues and preferred securities also may be subject to prepayment or redemption risk.  If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund.  In addition, the Fund may invest in fixed-Pursues and preferred securities rated less than investment grade that are sometimes referred to as high yield or "junk bonds." These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities.  Such securities also may be subject to resale restrictions.  The lack of a liquid market for these securities could decrease the Fund's share price.  Convertible securities have characteristics similar to common stocks especially when their conversion value is the same as the value of the bond or preferred share.  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Investment Funds Risk.  The Fund's performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser's ability to select Investment Fund managers and strategies and effectively allocate Fund assets among them.  Fund shareholders may bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees and expenses at the Investment Fund level.  The Fund is subject to, and indirectly invests in Investment Funds that are subject to risks associated with legal and regulatory changes applicable to financial institutions generally or hedge funds, such as the Investment Funds in particular.  The Fund may not be able to invest in certain Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to an Investment Fund that has been identified as an attractive opportunity.  The Fund's investments in certain Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment.  The Fund may invest indirectly a substantial portion of its assets in Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund's assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in an Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Investment Fund returns may exhibit greater correlations among each other or with fixed-Pursues or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. Investment Fund managers may invest the Investment Funds' assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund's assets may be invested in Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. An Investment Fund Manager may focus on a particular industry or sector, (e.g., energy, utilities, financial services, healthcare, consumer products, industrials and technology), which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. An Investment Fund Manager may focus on a particular country or geographic region, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. Investment Fund managers may use derivatives for speculative or hedging purposes. Investment Fund managers may have limited operating histories upon which to evaluate their performance, and some Investment Fund managers may not be registered under the Investment Advisers Act of 1940, as amended. Investment Funds may incur leverage for investment or other purposes, which may increase the volatility of the Investment Funds. Investment Fund managers may sell short securities held by Investment Funds, which presents the theoretical risk of unlimited loss because of increases in the market price of the security sold short, and the risk that Investment Funds' short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. Investment Fund managers may change their investment strategies at any time. Investment Fund managers may invest the Investment Funds' assets without limitation in restricted and illiquid securities. Investment Fund managers may invest the Investment Funds' assets in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies, the prices of which may be subject to erratic market movements. Investment Fund managers may charge Investment Fund investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 30% of an Investment Fund's net profits (or more in certain limited circumstances), which may create incentives for Investment Fund managers to make investments that are riskier or more speculative than in the absence of these fees.  See “Private Investment Funds Risk” below for additional risk information specific to Private Investment Funds.

Issuer Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Leveraging Risk.  The use of leverage, such as borrowing money to sell securities, by the Fund or an Investment Fund will magnify the Fund's gains or losses.  The use of leverage via short selling by an Investment Fund will also magnify the Fund's gains or losses.  Generally, the use of leverage also will cause the Fund and an Investment Fund to have higher expenses (especially interest and/or short selling-related dividend expenses) than those of funds that do not use such techniques.  In addition, a lender to the Fund or an Investment Fund may terminate or refuse to renew any credit facility.  If the Fund or Investment Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Liquidity Risk. The Fund is a closed-end investment company structured as an "interval fund" and designed for long-term investors.   like many closed-end investment companies, the Fund's shares are   listed on some securities exchange and are  publicly traded. There is currently no NASDAQ market for the shares and the Fund expects that   NASDAQ market will develop. Limited liquidity is provided to shareholders only through the Fund's quarterly resell offers for no  less than 20% of the shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly resell offer.  The Fund's investments are also subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to sell or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk.  The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser's and Investment Funds managers' judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results.  Additionally, the Adviser's judgments about the potential performance of Investment Funds may also prove incorrect and may not produce the desired results.

Market Risk.  An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

 Company Risk. The Fund will concentrate its investments in real estate related securities. Many issuers of real estate securities are medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial SAVYON TRUST GROUP INC s. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund's net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of  companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital   SAVYON TRUST GROUP INC s, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

No Operating History. The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objectives.  The [Fund's Portfolio Manager and the other] officers of the Adviser have no experience managing a closed-end fund.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company's capital structure, limited liquidity, limited voting rights and special redemption rights.

Private Investment Funds Risk.  The Fund’s investment in Private Investment Funds carries the following risks in addition to those described in “Investment Funds Risk.”  Private Investment Funds are not publicly traded and therefore may not be as liquid as other types of investments.  As a result, the Fund may consider information provided by the institutional asset manager to determine the value of the Fund’s investment in the Private Investment Fund.  The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party.  The Adviser may also consider, among other things, information provided by the Private Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares.  Private Investment Funds that invest primarily in publicly traded securities are more easily valued.  In addition to valuation risk, shareholders of Private Investment Funds are not entitled to the protections of the 1940 Act.  For example, Private Investment Funds need not have independent boards, may not require shareholder approval of advisory contracts, may leverage to an unlimited extent, and may engage in joint transactions with affiliates.  These characteristics present additional risks for shareholders.

Real Estate Securities Risks. The Fund will  invest in real estate directly, but because the Fund will concentrate its investments in REITs, and commercial  its portfolio will be significantly impacted by the performance of the real estate market and may experience more unpredictability and be exposed to greater risk than a more Non diversified portfolio.  Although the Fund will  invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership in real property. The value of  the Fund's shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry.  These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental Pursues, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors, or real estate operations generally, as described below:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obscene and non-competitiveness.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Hospitality Properties. The risks of hospitality or hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hospitality properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Industrial Properties.  Industrial properties are affected by downturns in the manufacture, processing and shipping of goods.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Land. Land may be affected by development risks including insufficient tenant demand to build or construction delays as well as adverse changes in local and national economic and market conditions. Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests ("portfolio companies") are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund's investment performance.

Dependence on Tenants. The value of the Fund's portfolio companies' properties and the ability to make distributions to their shareholders depend upon the ability of the tenants at their properties to generate enough Pursues in excess of their operating expenses to make their lease payments. Changes beyond the control of our portfolio companies may adversely affect their tenants' ability to make their lease payments and, in such event, would substantially reduce both their Pursues from operations and ability to make distributions to our portfolio companies and, consequently, the Fund.

Financial Leverage. Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution's control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution's ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution's funds, and can fluctuate significantly when interest rates change.

Current Conditions. The decline in the broader credit markets in recent years related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile and the United States homebuilding market has been dramatically impacted as a result. The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult operating environment for owners of real estate in the near term and investors should be aware that the general risks of investing in real estate may be magnified.

Recent instability in the United States, European and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects.

For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or sell real estate. It also may adversely affect the price at which companies can sell real estate, because sell may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce the number of real estate funds publicly-traded during the investment period and reduce the Fund's investment opportunities.

REIT Risk. Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may t SAVYON TRUST GROUP INC returns from the overall stock market.  In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other Pursues-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Internal Revenue Code of 1986, as amended in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of Pursues earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund's yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental Pursues from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be Non diversified and are subject to the risks of financing projects. Dividends paid by REITs will not generally qualify for the reduced U.S. federal Pursues tax rates applicable to qualified dividends under the Code. See "U.S. Federal Pursues Tax Matters." The Fund's investments in REITs may include an additional risk to shareholders. Some or all of a REIT's annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund's basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund's basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder's basis in the Fund's shares, such shareholder will generally recognize a capital gain. The Fund does not have any investment restrictions with respect to investments in REITs.

Resell Policy Risks.  Quarterly resells by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for resell shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance resells of shares. If the Fund borrows to finance resells, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a resell offer by increasing the Fund's expenses and reducing any net investment Pursues. To the extent the Fund finances resell proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund resells could reduce the market price of those securities, which in turn would reduce the Fund's net asset value.

Resell of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets may increase the Fund's expense ratio, to the extent that additional shares are not sold. In addition, the resell of shares by the Fund may be a taxable event to shareholders.

The Fund's quarterly resell offers are a shareholder's only means of liquidity with respect to his or her shares.  The shares are not traded on a national securities exchange and no NASDAQ market exists for the shares, nor does the Fund expect a NASDAQ market for its shares to exist in the future.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of five trustees.  The Trustees are responsible for the Fund's overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund's investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under "Management" in the Statement of Additional Information.

Investment Adviser

  SAVYON TRUST GROUP INC Real Estate, . (" SAVYON TRUST GROUP INC  Real Estate Innovation Fund "), located at 3340 NE 190 Street Suite 402 Aventura Florida 33180, serves as the Fund's investment adviser.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a Florida corporation formed or restarted in 2014.   SAVYON TRUST GROUP INC Real Estate is a subsidiary of   SAVYON TRUST GROUP INC , Inc. (a Nasdaq Global Select traded company (Nasdaq: REXI), a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, commercial finance and financial fund management sectors.   SAVYON TRUST GROUP INC  Real Estate Innovation Fund  invests in and manages real estate investment vehicles on behalf of itself and for outside investors and operates   SAVYON TRUST GROUP INC ’s commercial real estate debt platform. It has $[   ] billion under management as of June 30, 2019, and offers investment programs that acquire stable Pursues-generating multi-family real estate assets throughout the U.S.

Under the general supervision of the Fund's Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and determine which securities should be sell, sold or exchanged.  In addition, the Adviser will supervise and provide oversight of the Fund's service providers.  The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Adviser will compensate all Adviser personnel who provide services to the Fund.  In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly management fee computed at the annual rate of 1.25% of the daily net assets.  The Adviser may employ research services and service providers to assist in the Adviser's market analysis and investment selection.

A discussion regarding the basis for the Board of Trustees initial approval of the Fund's Investment Management Agreement will be available in the Fund's initial report to shareholders.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the Expense Limitation Agreement) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed [___]% per annum of the Fund's average daily net assets (the Expense Limitation). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect unless and until the Board approves its modification or termination.

Portfolio Manager

[Portfolio Manager name and 5-year business history to be supplied by subsequent amendment.]

The Statement of Additional Information provides additional information about the Fund's portfolio manager's compensation, other accounts managed and ownership of Fund shares.

Administrator, Accounting Agent and Transfer Agent

SAVYON Asset Management Advisory LLC, located at 3340 NE 190 Street  ,  Aventura Florida 33180, serves as Administrator, Accounting Agent and Transfer Agent.  SAVYON Asset Management Advisory LLC receives the following fees: for administrative services [Insert fee schedule.]

Custodian

___________, with principal offices at [_____________] serves as custodian for the securities and cash of the Fund's portfolio.  Under a Custody Agreement, [_________ ] holds the Fund's assets in safekeeping and keeps all necessary records and documents relating to its duties.

Estimated Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it.

  SAVYON TRUST GROUP INC is obligated to pay expenses associated with providing the services contemplated by a Fund Services Administration Agreement (administration, accounting and transfer agent), including compensation of and office space for its officers and employees and administration of the Fund.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants' services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund's dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund's officers and Trustees, (viii) errors and omissions insurance for the Fund's officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund's quarterly resell offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Fund will pay a monthly shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund.

The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the sell and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.  As of [_______], 2018 the following shareholders of record owned 5% or more of the outstanding shares of the Fund: [____________________].

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined daily, as of the close of regular trading on the NASDAQ (normally, 4:00 p.m., Eastern time). Each share will be offered at net asset value plus the applicable sales load. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available (as in the case of Private Investment Funds investing in private real estate), securities are valued at fair value as determined by the Board of Trustees. The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  Like all investments that are valued at fair value, the Private Investment Funds will be difficult to value.  There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of sell, the liquidity of the market for the security and the recommendation of the Fund's Portfolio Manager.  The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer.  The Adviser will attempt to obtain current information to value all fair valued securities, but it is anticipated that portfolio holdings of the Private Investment Funds could be available on no more than a quarterly basis.  Private Investment Funds that invest primarily in publicly traded securities are more easily valued.

The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Valuation Committee of the Board will review any securities valued by the Adviser in accordance with the Fund's valuation policies. The Adviser will provide the board of trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Valuation Committee of the Board will review any securities valued by the Adviser in accordance with the Fund's valuation policies.

Non-dollar-denominated securities, if any, are valued as of the close of the NASDAQ at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.  Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund's net asset value may change at times when it is not possible to sell or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund's portfolio. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund's other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NASDAQ are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NASDAQ on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NASDAQ but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars", if any).  The Adviser has adopted policies and procedures and has structured its portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

QUARTERLY RESELLS OF SHARES

Once each quarter, the Fund will offer to resell at net asset value no  less than 20% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below).  The offer to sell shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

 Shareholders will be notified in writing of each quarterly resell offer and the date the resell offer ends (the "Resell Request Deadline").  Shares will be resell at the NAV per share determined as of the close of regular trading on the NASDAQ no later than the 14th day after the Resell Request Deadline, or the next business day if the 14th day is not a business day (each a "Resell Pricing Date").

Shareholders will be notified in writing about each quarterly resell offer, how they may request that the Fund resell their shares and the "Resell Request Deadline," which is the date the resell offer ends.  Shares tendered for resell by shareholders prior to any Resell Request Deadline will be resell subject to the aggregate resell amounts established for that Resell Request Deadline.  The time between the notification to shareholders and the Resell Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days.  Payment pursuant to the resell will be made by checks to the shareholder's address of record, or credited directly to a predetermined bank account on the Sell Payment Date, which will be no more than seven days after the Resell Pricing Date.  The Board may establish other policies for resells of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Resell Offer Amount

The Board of Trustees, or a committee thereof, in its discretion, will determine the number of shares that the Fund will offer to resell (the "Resell Offer Amount") for a given Resell Request Deadline. The Resell Offer Amount, however, will be no  less than 20% and no more than 25% of the total number of shares outstanding on the Resell Request Deadline.

If shareholders tender for resell more than the Resell Offer Amount for a given resell offer, the Fund will resell the shares on a pro rata basis. However, the Fund may accept all shares tendered for resell by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder's obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Resell Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the resell offer a notification ("Shareholder Notification").  The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for resell. The notice also will include detailed instructions on how to tender shares for resell, state the Resell Offer Amount and identify the dates of the Resell Request Deadline, the scheduled Resell Pricing Date, and the date the resell proceeds are scheduled for payment (the "Resell Payment Deadline").  The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Resell Price

The resell price of the shares will be the NAV as of the close of regular trading on the NASDAQ on the Resell Pricing Date. You may call 1-[___]-[___]-[____] to learn the NAV. The notice of the resell offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the resell offer.

Resell Amounts and Payment of Proceeds

Shares tendered for resell by shareholders prior to any Resell Request Deadline will be resell subject to the aggregate Resell Offer Amount established for that Resell Request Deadline.  Payment pursuant to the resell offer will be made by check to the shareholder's address of record, or credited directly to a predetermined bank account on the Sell Payment Date, which will be no more than seven days after the Resell Pricing Date.

 The Board may establish other policies for resells of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for resell more than the Resell Offer Amount for a given resell offer, the Fund may, but is not required to, resell an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Resell Request Deadline.  If the Fund determines not to resell more than the Resell Offer Amount, or if shareholders tender shares in an amount exceeding the Resell Offer Amount plus 2% of the outstanding shares on the Resell Request Deadline, the Fund will resell the shares on a pro rata basis.  However, the Fund may accept all shares tendered for resell by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Resell Offer

The Fund may suspend or postpone a resell offer only: (a) if making or effecting the resell offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NASDAQ or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Resell Offer Amount from the time that the notice is sent to shareholders until the Resell Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Resell Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Resell Request Deadline and the Resell Payment Deadline.  The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the resell offer and the liquidity requirements described in the previous paragraph.  If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Resell Offers

Resell offers will typically be funded from available cash or sales of portfolio securities. Payment for resell shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund's portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance resells of shares. If the Fund borrows to finance resells, interest on that borrowing will negatively affect shareholders who do not tender their shares in a resell offer by increasing the Fund's expenses and reducing any net investment Pursues. To the extent the Fund finances resell amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities.  The sale of portfolio securities to fund resells also could reduce the market price of those underlying securities, which in turn would reduce the Fund's net asset value.

Resell of the Fund's shares will tend to reduce the amount of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets would increase the Fund's expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the resell of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund's quarterly resell offers are a shareholder's only means of liquidity with respect to his or her shares.  Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder's descendants to redeem shares in the event of such shareholder's death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no NASDAQ market exists for the shares, nor does the Fund expect a NASDAQ market for its shares to exist in the future.

DISTRIBUTION POLICY

Distribution Policy

The Fund intends to make a dividend distribution at least each quarter or, upon board approval, each month, to its shareholders of the net investment Pursues of the Fund after payment of Fund operating expenses. The Fund may establish a predetermined dividend rate, which may be modified by the Board from time to time. If, for any distribution, investment company taxable Pursues (which term includes net short-term capital gain), if any, and net tax-exempt Pursues, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining investment company taxable Pursues and net tax-exempt Pursues undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable Pursues, net tax-exempt Pursues and net capital gain, such excess distributed amount would be treated as ordinary dividend Pursues to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of Pursues and gain. The initial distribution will be declared on a date determined by the Board. If the Fund's investments are delayed, the initial distribution may consist principally of a return of capital.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See "Dividend Reinvestment Policy."

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund's shareholders each period. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

DIVIDEND REINVESTMENT POLICY

The Fund will operate under a dividend reinvestment policy administered by   SAVYON TRUST GROUP INC (the "Agent"). Pursuant to the policy, the Fund's Pursues dividends or capital gains or other distributions (each, a "Distribution" and collectively, "Distributions"), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at SAVYON TRUST

GROUP INC  Real Estate Innovation Fund  Non diversified Pursues Fund, c/o SAVYON Asset Management Advisory  LLC, 3340 NE 190 Street  ,  Aventura Florida 33180  Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund's Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or resell from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund's net asset value per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares sell pursuant to the dividend reinvestment policy.  Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned.  The Fund will issue certificates in its discretion.  The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are sell or sold for the participants account and the terms on which such sells and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local Pursues tax that may be payable (or required to be withheld) on such Dividends. See "U.S. Federal Pursues Tax Matters."

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to sells under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Agent at SAVYON TRUST GROUP INC  Real Estate Innovation Fund  Non diversified Pursues Fund, c/o SAVYON Asset Management Advisory  LLC, 3340 NE 190 Street    Aventura Florida 33180  Certain transactions can be performed by calling the toll free number 1-[___]-[___]-[____].

U.S. FEDERAL PURSUES TAX MATTERS

The following briefly summarizes some of the important federal Pursues tax consequences to shareholders of investing in the Fund's shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal Pursues tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information.  There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, Pursues earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an Pursues and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal Pursues tax to the extent it distributes its investment company taxable Pursues and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable Pursues after payment of the Fund's operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy.  For U.S. federal Pursues tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund's investment company taxable Pursues (including short-term capital gains) will generally be treated as ordinary Pursues to the extent of the Fund's current and accumulated earnings and profits. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset).  A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal Pursues tax purposes of any distribution from the Fund (i.e. ordinary Pursues dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund's taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Florida upon the filing of a Certificate of Trust with the Secretary of State of Florida on April 22, 2018. The Fund's Agreement and Declaration of Trust (the "Declaration of Trust") provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares, subject to a $[     ] billion limit on the Fund.  The Fund will intend  to hold annual meetings of its shareholders.

Shares

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund. See "Dividend Reinvestment Policy." The 1940 Act may limit the payment of dividends to the holders of shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC.  Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund's shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Florida law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund's transfer agent, a share certificate may be issued at the Fund's discretion for any or all of the full shares credited to an investor's account. Share certificates that have been issued to an investor may be returned at any time. The Fund's transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery.   SAVYON TRUST GROUP INC will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The following table shows the amounts of Fund Shares that have been authorized and are outstanding as of [________], 2018:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Shares of Beneficial Interest	Unlimited*	None	[________]

                                                                                                            *subject to a $[   ] billion limit on the Fund

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund's shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.  The Trustees are elected for indefinite terms and do not stand for reelection.  A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.  The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund's asset, or liquidation.  Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

  SAVYON TRUST GROUP INC SAVYON Asset Management advisory ,LLC. (the "Distributor"), located at 3340 NE 190 Street Suite 402,  Aventura Florida 33180, is serving as the Fund's principal underwriter and acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions.  The Fund's shares are offered for sale through the Distributor at net asset value plus the applicable sales load.  The Distributor also may enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund's shares.   SAVYON TRUST GROUP INC  SAVYON Asset   Management advisory ,LLC. is a wholly owned subsidiary of   SAVYON TRUST GROUP INC , Inc. and an affiliate of the Adviser.  In reliance on Rule 415, the Fund intends to offer to sell up to $5,000,000,000 of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to sell the shares.  Shares of the Fund will be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Adviser or its affiliates, in the Adviser's discretion and from their own SAVYON TRUST GROUP INC s, may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the "Additional Compensation").  In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker's or dealer's registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in  SAVYON TRUST GROUP INC  and educating the broker's or dealer's registered representatives.  The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner.  The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.  Additionally, the Adviser or its affiliates pay a servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of clients with whom they have distributed shares of the Fund.  Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.

Prior to the initial public offering of shares, the Adviser sell shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Selling Shares

Investors may sell shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by SAVYON Asset Management Advisory  LLC, the Fund's administrator.  The returned check and stop payment fee is currently $75.  Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, "Financial Intermediaries"). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary's name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor's account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NASDAQ is open for  business, will be priced based on the Fund's NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial sell by mail, complete an account application and mail the application, together with a check made payable to   SAVYON TRUST GROUP INC  Real Estate Innovation Fund  Non diversified Pursues Fund to:

  SAVYON TRUST GROUP INC  Real Estate Innovation Fund  Non diversified Pursues Fund
c/o SAVYON Asset Management Advisory  LLC
3340 NE 190 Street

 Aventura Florida 33180

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the sell of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional sell order or payment.

The transfer agent will charge a $75.00 fee against an investor's account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor's bank to send the wire. An investor's bank must include both the name of the Fund, the account number, and the investor's name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-[___]-[___]-[____] for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NASDAQ. Your bank may charge you a fee for wiring same-day funds.  The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: SAVYON Asset Management Advisory LLC
Account #: (number provided by calling toll-free number above)
Further Credit:
  SAVYON TRUST GROUP INC  Real Estate Innovation Fund  Non diversified Pursues Fund
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact SAVYON Asset Management Advisory  LLC to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-[___]-[___]-[____] for more information about the Fund's Automatic Investment Plan.

By Telephone

Investors may sell additional shares of the Fund by calling 1-[___]-[___]-[____].  If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a sell. Orders for shares received prior to 4 p.m. Eastern time will be sell at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, SAVYON TRUST GROUP INC will verify certain information on each account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call SAVYON Asset Management Advisory LLC at 1-[___]-[___]-[____] for additional assistance when completing an application.

If SAVYON Asset Management Advisory  LLC does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Sell Terms

The minimum initial sell by an investor is $2,500 for regular accounts and $1,000 for retirement plan accounts. The Fund's shares are offered for sale through its Distributor at net asset value plus the applicable sales load. The price of the shares during the Fund's continuous offering will fluctuate over time with the net asset value of the shares.  Investors in the Fund will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0.00% to 5.75%, as set forth in the table below. A reallowance will be made by the Distributor from the sales load paid by each investor.  The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions.  The Fund reserves the right to waive sales charges.  The following sales charges apply to your sells of shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $100,000	5.75%	6.10%	5.00%
$100,000 to $199,999	5.00%	5.26%	4.25%

$200,000 to $299,999	4.00%	4.17%	3.25%
$300,000 to $999,999	3.00%	3.09%	2.25%
$1,000,000 and above	0.00%	0.00%	0.00%

As shown, investors that sell $1,000,000 or more of the Fund's shares will not pay any initial sales charge on the sell. However, sells of $1,000,000 or more may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 12 months after their sell in the amount of the commissions paid on those shares redeemed.

You may be able to buy shares without a sales charge (i.e. "load-waived") when you are:

•reinvesting dividends or distributions;

•participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•exchanging an investment in Class A (or equivalent type) shares of another fund for an investment in the Fund;

•a current or former director or Trustee of the Fund;

•an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund's Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Fund; or

•selling shares through the Fund's Adviser; or

•selling shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Fund.

In addition, concurrent sells by related accounts may be combined to determine the application of the sales load. The Fund will combine sells made by an investor, the investor's spouse or domestic partner, and dependent children when it calculates the sales load.

It is the investor's responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the sell order. If you sell shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the sell is made so they can notify the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior sells of shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•

an individual;

•

an individual and spouse selling shares for your own account or trust or custodial accounts for your minor children; or

•

a fiduciary selling for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund's distributor at the time of your sell. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges.  The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.  The letter of intent does not preclude the Fund from discontinuing sales of its shares.  You may include a sell not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original sell.  To determine the applicable sales charge reduction, you also may include (1) the cost of shares of the Fund which were previously sell at a price including a front  end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for shares the Fund sell during that period at a price including a front-end sales charge.  You may combine sells and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.  Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.  Under the Shareholder Services Plan, the Fund may incur expenses on an annual basis equal to 0.25% of its average net assets.

LEGAL MATTERS

Certain legal matters in connection with the shares will be passed upon to the Fund by legal counsel .

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household.  Once implemented, a shareholder must call 1-[___]-[___]-[____] to discontinue householding and request individual copies of these documents.  Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[__________] is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.  [_________] is located at [______________].

ADDITIONAL INFORMATION

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-[______]). The complete Registration Statement may be obtained from the SEC at www.sec.gov.  See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History
Investment Objective and Policies
Management of the Fund
Codes of Ethics
Proxy Voting Policies and Procedures
Control Persons and Principal Holders
Investment Advisory and Other Services
Portfolio Manager
Allocation of Brokerage
Tax Status
Other Information
Independent Registered Public Accounting Firm
Financial Statements

PRIVACY NOTICE
FACTS	WHAT DOES SAVYON TRUST GROUP INC REAL ESTATE INNOVATION FUND NON DIVERSIFIED PURSUES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

   The types of personal information we collect and share depend on the product or service you have with us. This information can include:

§ Social Security number

§ Sell History

§ Assets

§ Account Balances

§ Retirement Assets

§ Account Transactions

§ Transaction History

§ Wire Transfer Instructions

§ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons SAVYON TRUST GROUP INC Real Estate Innovation Fund Non diversified Pursues Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does SAVYON TRUST GROUP INC Real Estate Innovation Fund Non diversified Pursues Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-[___]-[___]-[____]

Who we are
Who is providing this notice?	SAVYON TRUST GROUP INC Real Estate Innovation Fund Non diversified Pursues Fund
What we do

How does SAVYON TRUST GROUP INC Real Estate Innovation Fund Non diversified Pursues Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does SAVYON TRUST GROUP INC Real Estate Innovation Fund Non diversified Pursues Fund collect my personal information?

We collect your personal information, for example, when you

§ Open an account

§ Provide account information

§ Give us your contact information

§ Make deposits or withdrawals from your account

§ Make a wire transfer

§ Tell us where to send the money

§ Tells us who receives the money

§ Show your government-issued ID

§ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

   Companies related by common ownership or control. They can be financial and nonfinancial companies.

§   SAVYON TRUST GROUP INC  Real Estate Innovation Fund  Non diversified Pursues Fund does not share with our affiliates.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

§   SAVYON TRUST GROUP INC  Real Estate Innovation Fund  Non diversified  Pursues Fund does not share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

§   SAVYON TRUST GROUP INC  Real Estate Innovation Fund  Non diversified  Pursues Fund does not jointly market.

.

PROSPECTUS

  SAVYON TRUST GROUP INC  Real Estate Innovation Fund  Non diversified Pursues Fund

Shares of Beneficial Interest

[_________], 2018

Investment Adviser

  SAVYON TRUST GROUP INC  Real Estate Innovation Fund , .

All dealers that buy, sell or trade the Fund's shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund's Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, [__________], 2018

STATEMENT OF ADDITIONAL INFORMATION

[______ __], 2018

  SAVYON TRUST GROUP INC  REAL ESTATE INNOVATION FUND  NON DIVERSIFIED PURSUES FUND

Principal Executive Offices

3340 NE 190 Street  ,  Suite 402

 Aventura Florida  33180

1-[___]-[___]-[___]

This Statement of Additional Information ("SAI") is a prospectus. This SAI should be read in conjunction with the prospectus of   SAVYON TRUST GROUP INC  Real Estate Innovation Fund  Non diversified Pursues Fund, dated [______ __], 2018 (the "Prospectus"), as it may be supplemented from time to time.  The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI).  Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus.  This SAI does not include all information that a prospective investor should consider before selling the Fund's securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to selling any of the Fund's securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-[___]-[___]-[____] or by visiting the www.[_____].com.  Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund's filings with the SEC are also available to the public on the SEC's Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

TABLE OF CONTENTS

General Information and History
Investment Objective and Policies
Management of the Fund
Codes of Ethics
Proxy Voting Policies and Procedures
Control Persons and Principal Holders
Investment Advisory and Other Services
Portfolio Manager
Allocation of Brokerage
Tax Status
Other Information
Independent Registered Public Accounting Firm
Financial Statements

GENERAL INFORMATION AND HISTORY

The Fund is a newly organized, continuously offered, Non diversified, closed-end management investment company that is operated as an interval fund (the "Fund" or the "Trust").  The Fund is a Non diversified investment company, which means that, with respect to 75% of its total assets, the Fund will  invest more than 1% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer, excluding cash, Government securities, and securities of other investment companies. The Fund was organized as a Florida statutory trust on April 22, 2018 and has no operating history.  The Fund's principal office is located at 3340 NE 190 Street Suite 402 Aventura Florida 33180, and its telephone number is 1-[___]-[___]-[____]. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to produce current Pursues while seeking long-term capital appreciation with low to moderate volatility and low correlation to broader markets.

Fundamental Policies

The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below.  For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less.  The Fund may not:

(1) Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets, including the value of the assets sell with the proceeds of its  indebtedness, if any).  The Fund may borrow for investment purposes, for temporary liquidity, or to finance resells of its shares.

(2) Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

(3) Sell a security short, sell securities on margin, or write put or call options.

(4) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in connection with the disposition of its portfolio securities.  The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(5) Invest 25% or more of the market value of its assets in the securities of companies or entities engaged in any one industry, except the real estate industry.  This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.  Under normal circumstances, the Fund invests over 25% of its assets in the securities of companies in the real estate industry.

(6)  Sell or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that sell and sell commodities and commodity contracts.

(7) Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the sell of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a resell agreement is deemed to be a loan, and (d) by loaning portfolio securities.

Other Fundamental Policies

(1) In addition, the Fund has adopted a fundamental policy that it will make quarterly resells offers for no less than for 5% of the shares outstanding at net asset value ("NAV") less any resell fee, unless suspended or postponed in accordance with regulatory requirements, and each resell pricing shall occur no later than the 14th day after the Resell Request Deadline, or the next business day if the 14th is not a business day.

(2) The Fund may invest in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Fundamental Policies

The following are additional investment limitations of the Fund and may be changed by the Board of Trustees without shareholder approval.

1.  80% Investment Policy.  The Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate industry securities, as defined in the Prospectus.  Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund's 80% policy.  The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy."  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on a Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of a Fund's investment portfolio, resulting from changes in the value of a Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Principal Investment Strategies

Mortgage-Backed Securities  The Fund may invest in mortgage backed securities, including but not limited to commercial mortgage backed securities (“CMBS”) and residential mortgage backed securities (“RMBS”).  Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancing, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause mortgage-backed security’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase mortgage-backed security’s sensitivity to rising interest rates and its potential for price declines.

CMBS are a type of mortgage-backed security that is secured by a single commercial mortgage loan or a pool of commercial real estate loans.  Mortgage-backed securities, including CMBS, are subject to all of the risks of the underlying mortgage loans.  Because they are not standardized, CMBS can be difficult to value. Commercial real estate loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an Pursues-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent Pursues or assets of the borrower. If the net operating Pursues of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating Pursues of an Pursues-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, and changes in governmental rules, regulations and fiscal policies, including environmental legislation, natural disasters, terrorism, social unrest and civil disturbances.

RMBS are a type of mortgage backed security that is backed by mortgages on residential real estate.  Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

In the event of any default under a mortgage loan held by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan.  Foreclosure of a mortgage loan can be an expensive and lengthy process that could have a substantial negative effect on anticipated returns on the foreclosed mortgage loan.

If the Fund makes or invests in mortgage loans and there are defaults under those mortgage loans, the Fund may not be able to repossess and sell the underlying properties in a timely manner. The resulting time delay could reduce the value of the investment in the defaulted mortgage loans.

Investments in commercial real estate loans are subject to changes in credit spreads. When credit spreads widen, the economic value of such investments decrease. Even though a loan may be performing in accordance with its loan agreement and the underlying collateral has not changed, the economic value of the loan may be negatively impacted by the incremental interest foregone from the widened credit spread.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole.  Mortgage-backed securities are also subject to several risks created through the securitization process.  Subordinate mortgage-backed securities are paid interest only to the extent that there are funds available to make payments.  To the extent the collateral pool includes delinquent loans, there is a risk that the interest payment on subordinate mortgage-backed securities will not be fully paid.  Subordinate mortgage-backed securities are also subject to greater credit risk than those mortgage-backed securities that are more highly rated.

Depositary Receipts.  The Fund may invest in American Depositary Receipts (ADRs), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).  ADRs are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly selling the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities, which are described below.

Emerging Markets Securities.  The Fund may invest, directly or indirectly, in issuers domiciled in emerging markets.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment Pursues and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment Pursues and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a sell of the security.

Foreign Securities.  The Fund may invest in non-U.S. real estate companies and other foreign securities.  Sells of foreign securities entail certain risks.  For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign SAVYON Asset   Management advisory ,LLClude changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty  in  enforcing  contractual obligations,  delays  in  settlement  of securities transactions and  greater  price  volatility.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Money Market Instruments.  The Fund  may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-Pursues securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser or Investment Fund Managers deem appropriate under the circumstances. In addition, the Fund or an Investment Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-Pursues obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and resell agreements.

Resells and Transfers of Shares

Resell Offers

The Board has adopted a resolution setting forth the Fund's fundamental policy that it will conduct quarterly resell offers (the "Resell Offer Policy"). The Resell Offer Policy sets the interval between each resell offer at one quarter and provides that the Fund shall conduct a resell offer each quarter (unless suspended or postponed in accordance with regulatory requirements).  The Resell Offer Policy also provides that the resell pricing shall occur not later than the 14th day after the Resell Request Deadline or the next business day if the 14th day is not a business day.  The Fund's Resell Offer Policy is fundamental and cannot be changed without shareholder approval.  The Fund may, for the purpose of paying for resell shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings.  Such liquidations may result in losses, and may increase the Fund's portfolio turnover.

Resell Offer Policy Summary of Terms

1.The Fund will make resell offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.

2.The resell offers will be made in March, June, January and December of each year.

3.The Fund must receive resell requests submitted by shareholders in response to the Fund's resell offer within 21 to 42 days of the date the resell offer is made (or the preceding business day if the NASDAQ Stock Exchange is closed on that day), as specified by the Fund (the "Resell Request Deadline").

4.

The maximum time between the Resell Request Deadline and the next date on which the Fund determines the net asset value applicable to the sell of shares (the "Resell Pricing Date") is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a resell offer upon the tender of any minimum amount of shares.  The Fund may deduct from the resell proceeds only a resell fee that is paid to the Fund and is reasonably intended to compensate the Fund for expenses directly related to the resell.  The resell fee may not  exceed 2% of the proceeds.  However, the Fund does not currently charge a resell fee.  The Fund may rely on Rule 23c-3 only so long as the Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures:  All periodic resell offers must comply with the following procedures:

Resell Offer Amount:  Each quarter, the Fund may offer to resell at least 5% and no more than 25% of the outstanding shares of the Fund on the Resell Request Deadline (the "Resell Offer Amount").  The Board of Trustees shall determine the quarterly Resell Offer Amount.

Shareholder Notification:  Thirty days before each Resell Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the resell offer a notification ("Shareholder Notification") providing the following information:

1.A statement that the Fund is offering to resell its shares from shareholders at net asset value;

2.Any fees applicable to such resell, if any;

3.The Resell Offer Amount;

4.The dates of the Resell Request Deadline, Resell Pricing Date, and the date by which the Fund must pay shareholders for any shares resell (which shall not be more than seven days after the Resell Pricing Date) (the "Resell Payment Deadline");

5.The risk of fluctuation in net asset value between the Resell Request Deadline and the Resell Pricing Date, and the possibility that the Fund may use an earlier Resell Pricing Date;

6.The procedures for shareholders to request resell of their shares and the right of shareholders to withdraw or modify their resell requests until the Resell Request Deadline;

7.The procedures under which the Fund may resell such shares on a pro rata basis if shareholders tender more than the Resell Offer Amount;

8.The circumstances in which the Fund may suspend or postpone a resell offer;

9.The net asset value of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the net asset value thereafter; and

10.The market price, if any, of the shares on the date on which such net asset value was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (``Notification of Resell Offer'') and three copies of the Shareholder Notification with the Securities and Exchange Commission ("SEC") within three business days after sending the notification to shareholders.

Notification of Beneficial Owners:  Where the Fund knows that shares subject to a resell offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Resell Requests:  Resell requests must be submitted by shareholders by the Resell Request Deadline.  The Fund shall permit resell requests to be withdrawn or modified at any time until the Resell Request Deadline, but shall not permit resell requests to be withdrawn or modified after the Resell Request Deadline.

Resell Requests in Excess of the Resell Offer Amount:  If shareholders tender more than the Resell Offer Amount, the Fund may, but is not required to, resell an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Resell Request Deadline.  If the Fund determines not to resell more than the Resell Offer Amount, or if shareholders tender shares in an amount exceeding the Resell Offer Amount plus 2% of the outstanding shares on the Resell Request Deadline, the Fund shall resell the shares tendered on a pro rata basis.  This policy, however, does not prohibit the Fund from:

1.Accepting all resell requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for resell, before prorating shares tendered by others, or

2.Accepting by lot shares tendered by shareholders who request resell of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Resell Offers:  The Fund shall not suspend or postpone a resell offer except pursuant to a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.If the resell would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

2.If the resell would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.For any period during which the NASDAQ Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.

For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a resell offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement.  If the Fund renews the resell offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value:  The Fund's current net asset value per share ("NAV") shall be computed no less frequently than weekly, and daily on the five business days preceding a Resell Request Deadline, on such days and at such specific time or times during the day as set by the Board of Trustees.  Currently, the Board has determined that the Fund's NAV shall be  determined daily following the close of the NASDAQ Stock Exchange.  The Fund's NAV need not be calculated on:

1.Days on which changes in the value of the Fund's portfolio securities will not materially affect the current NAV of the shares;

2.Days during which no order to sell shares is received, other than days when the NAV would otherwise be computed; or

3.Customary national, local, and regional business holidays described or listed in the prospectus.

Liquidity Requirements:  From the time the Fund sends a Shareholder Notification to shareholders until the Resell Pricing Date, a percentage of the Fund's assets equal to at least 100% of the Resell Offer Amount (the "Liquidity Amount") shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Resell Request Deadline and the Resell Payment Deadline, or of assets that mature by the next Resell Payment Deadline.  This requirement means that individual asset must be salable under these circumstances.  It does not require that the entire Liquidity Amount must be salable.  In the event that the Fund's assets fail to comply with this requirement, the Board of Trustees shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy:  The Board of Trustees may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Fund's investment adviser, but shall continue to be responsible for monitoring the investment adviser's performance of its duties and the composition of the portfolio.  Accordingly, the Board of Trustees has approved this policy that is reasonably designed to ensure that the Fund's portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on resells and comply with the liquidity requirements in the preceding paragraph.

1.

In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)The frequency of trades and quotes for the security.

(b)The number of dealers willing to sell or sell the security and the number of potential sell.

(c)Dealer undertakings to make a market in the security.

(d)The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e)The size of the fund's holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.If market developments impair the liquidity of a security, the investment adviser should review the advisability of retaining the security in the portfolio.  The investment adviser should report to the basis for its determination to retain a security at the next Board of Trustees meeting.

3.The Board of Trustees shall review the overall composition and liquidity of the Fund's portfolio on a quarterly basis.

4.These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure:  The Fund's registration statement must disclose its intention to make or consider making such resell offers.

Annual Report Disclosure:  The Fund shall include in its annual report to shareholders the following:

1.Disclosure of its fundamental policy regarding periodic resell offers.

2.Disclosure regarding resell offers by the Fund during the period covered by the annual report, which disclosure shall include:

a. the number of resell offers,

b. the resell offer amount and the amount tendered in each resell offer,

c.and the extent to which in any resell offer the Fund resell stock pursuant to the procedures in paragraph (b)(5) of this section.

Advertising:  The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Involuntary Resells

The Fund may, at any time, resell at net asset value shares of a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate net asset value less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to resell the Shares.  The Adviser may tender for resell in connection with any resell offer made by the Fund Shares that it holds in its capacity as a shareholder.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board's and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its and absolute discretion.  The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares.  Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), each as amended from time to time, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five individuals, three of whom are not "interested persons" (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust's distributor ("Independent Trustees").  Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by [___________], who has served as the Chairman of the Board since the Trust was organized in 2018.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President and principal executive officer, are seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of 3 Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.[to be supplied by subsequent amendment  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o   SAVYON TRUST GROUP INC  Real Estate Innovation Fund , ., 3340 NE 190 Street Suite 402 Aventura Florida 33180.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years

Interested Trustees and Officers

Name, Address*** and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Lucien Virgelin Djenane Virgelin	Trustee Trustee	SAVYON TRUST GROUP INC , Executive Vice President (since April 22 2014 SAVYON Asset Management Advisory ,LLC, Executive President (since 2017).	1	Chairman of the Board of SAVYON

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term "Fund Complex" refers to the   SAVYON TRUST GROUP INC  Real Estate Innovation Fund  Non diversified Pursues  Fund.

*** The address for all officers 3340 NE 190 Street Suite 402 Aventura Florida 33180

Board Committees

Audit Committee

The Board has an Audit Committee that consists of [three] Trustees, each of whom is not an "interested person" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter. Due to the size of the Board, the Audit Committee is also responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Audit Committee. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. As of the date of this SAI, the Audit Committee held [one] meeting.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of the date of this SAI.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Compensation

Each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $[_____],as well as reimbursement for any reasonable expenses incurred attending the meetings. [None of the executive officers receive compensation from the Trust].

The table below details the amount of compensation the Trustees are expected to receive from the Trust during the fiscal year ending [____________, 2018].  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Directors
	$[___]			$[___]
	$[___]			$[___]
	$[___]			$[___]
	$[___]			$[___]
	$[___]			$[___]

CODES OF ETHICS

Each of the Fund, the Adviser and the Trust's distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the "Ethics Codes").  Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the sell or sale of securities by covered personnel ("Access Persons").  The Ethics Codes apply to the Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be sell or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes are available on the EDGAR database on the SEC's website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal   SAVYON TRUST GROUP INC a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Fund's principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Trust and the Fund's or its shareholder's interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Trust's directive using the recommendation of an independent third party.  If the third party's recommendations are not received in a timely fashion, the Adviser will abstain from voting.  A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.  A control person may be able to determine the outcome of a matter put to a shareholder vote.  As of the date of this SAI, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date.  The Adviser is a Florida corporation.  All shares of the Adviser are indirectly owned by   SAVYON TRUST GROUP INC , Inc. (“ SAVYON TRUST GROUP INC”), which is a publicly held corporation traded on the NASDAQ.   SAVYON TRUST GROUP INC, may be deemed to control the Fund indirectly because   SAVYON TRUST GROUP INC controls the Adviser. However, it

is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser's control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.  As of the date of this Statement of Additional Information, other than the Adviser and its affiliates, no shareholders of record owned 5% or more of the outstanding shares of the Fund.  As of the date of this SAI, the Trustees and officers owned no shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

  SAVYON TRUST GROUP INC  Real Estate Innovation Fund , ., located at 3340 NE 190 Street Suite 402 Aventura Florida 33180, serves as the Fund's investment adviser.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a Florida corporation formed in 2014 and which commenced operations as an investment adviser in 2018.  All shares in the Adviser are indirectly owned by   SAVYON TRUST GROUP INC, which is a publicly held corporation traded on the NASDAQ.   SAVYON TRUST GROUP INC may be deemed to control the Adviser indirectly because   SAVYON TRUST GROUP INC controls, directly or indirectly, more than 25% of the voting shares of the Adviser as of [___], 2018.  The Fund's distributor is also wholly-owned and controlled by   SAVYON TRUST GROUP INC.

Under the general supervision of the Fund's Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be sell, sold or exchanged.  In addition, the Adviser will supervise and provide oversight of the Fund's service providers.  The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly management fee computed at the annual rate of 1.25% of the daily net assets.  The Adviser may employ research services and service providers to assist in the Adviser's market analysis and investment selection.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed [___]% per annum of the Fund's average daily net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect unless and until the Board approves its modification or termination.

Conflicts of Interest

The Adviser currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities and accounts other than the Fund ("Adviser Accounts")  The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser may follow. Although the Adviser anticipates that the Investment Fund managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Fund Manager will abide by, and comply with, its stated practices. An Investment Fund Manager may provide investment advisory and other services, directly or through affiliates, to various affiliated entities and accounts other than the Investment Funds.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund invests. As a result of differing trading and investment strategies, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Fund.

PORTFOLIO MANAGER

[Portfolio Manager name and 5-year business history to be supplied by subsequent amendment.]  As of the date of this SAI, [ Portfolio Manager ] owned no Fund shares.

As of [________], 2018, [Portfolio Manager] was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Distributor

  SAVYON TRUST GROUP INC  Securities, Inc. (the "Distributor"), located at 3340 NE 190 Street Suite 402,  Aventura Florida 33180, is serving as the Fund's principal underwriter and acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions.

ALLOCATION OF BROKERAGE

Specific decisions to sell or sell securities for the Fund are made by the portfolio manager who is an employee of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•the best net price available;

•the reliability, integrity and financial condition of the broker or dealer;

•the size of and difficulty in executing the order; and

•the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

 Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Affiliated Party Brokerage

The Adviser and its affiliates will not sell securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to sell and another client to sell, or the Fund to sell and another client to sell, the same security or instrument on the same day.  The Adviser places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through the Distributor.  The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time.  Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

APPENDIX B:

FORM OF SUBSCRIPTION AGREEMENT

1.
INVESTMENT INFORMATION	Amount of Subscription: $

For purchases with reduced selling commissions, please designate below:

☐ RIA purchase ☐ Registered Representative purchase ☐ RRE employee or affiliate purchase*

Investment Type:

☐ Initial Investment (Minimum Subscription: $2,500)

☐ Additional Investment (Minimum Subscription: $100. Please complete the information below regarding the previous investment)

State of Sale:

* Reduced purchase price could impact number of shares.

2.	Non-Qualified	☐ Tenants-in-Common(1)	☐	C Corporation(2)
INVESTMENT TYPE		☐ Joint Tenants with Right of Survivorship(1)	☐	S Corporation(2)
		☐ Individual	☐	Community Property(1)

Check one box		☐ Trust(2)	☐	Limited Liability Company(2)

		☐ Partnership(2)	☐	Other:

☐ Uniform Gift to Minors Act: State of

☐ Uniform Transfer to Minors Act: State of

	Qualified	☐ Traditional (Individual) IRA	☐	Pension or Profit Sharing Plan(2)

		☐ Simple IRA	☐	KEOGH Plan(2)

		☐ SEP IRA	☐	Other:

☐ ROTH IRA

☐ Beneficial as Beneficiary for:

Custodian Information (To be completed by Custodian)

Name of Custodian:

Address:

City, State, ZIP:

Phone:

Custodian Tax ID #:

Custodian Account #:

By executing this Subscription Agreement, Custodian certifies to SAVYON     GROUP INC Real Estate Innovation . (the “Company”) that the shares purchased pursuant to this Subscription Agreement are held for the benefit of the investor named in section 3 of this Subscription Agreement (the “Beneficial Owner”); Custodian agrees to notify the Company promptly, but in any event within 30 days, of any change in the name of the Beneficial Owner or the number of shares held by the custodian for the benefit of the Beneficial Owner; Custodian confirms that the Company is entitled to rely on these representations for purposes of determining the stockholders entitled to notice of or to vote at each annual or special meeting of stockholders of the Company until delivery by the Custodian to the Company of a written statement revoking such representations (provided, however, that any such revocation delivered after the record date or the closing of the stock transfer books of the Company in respect of any annual or special meeting of stockholders, but on or prior to the date of such annual or special meeting of stockholders, shall not be effective until after the holding of such annual or special meeting of stockholders of the Company), then each Beneficial Owner (and not Custodian) will be deemed the holder of record for the shares of common stock for purposes of determining the stockholders holding common stock entitled to notice of or to vote at each annual or special meeting of stockholders.

(1)	All parties must sign.

(2)	Please attach the trustee certification form or pages of the trust/plan document or corporate resolution, as applicable, which lists the name of trust/plan, trustees or authorized signatures, and dates.

3. INVESTOR INFORMATION Required

Enter the information for the registered owner of the investment here, including Trusts, Partnerships, Corporations or other entities. I (we) elect to receive electronic delivery of certain stockholder communications from the Company instead of receiving paper copies through the mail. Such communications may include investor statements, performance updates and other related information. I (we) understand that the Company will send certain communications through the mail as a necessity. I (we) acknowledge that all significant information and materials such as the Prospectus, Prospectus supplements, annual reports and proxy statements are and will be available for viewing and printing via the Company’s website at www.SAVYON ioreit.com I (we) understand that I (we) may revoke this election at any time.

4. DISTRIBUTION INFORMATION	If you select more than one option, you must indicate the percentage of your distribution to be applied to each, and the sum of the allocations must equal 100%.	% of Distribution

Choose one or more of the following options	☐ I prefer to participate in the Distribution Reinvestment Plan, as described in the Final Prospectus.	%
	☐ Send distributions via check to Investor’s home address (or for Qualified Plans to the address listed in Section 2).	%
	☐ Send distributions via check to alternate payee listed here (not available for Qualified Plans without custodial approval).	%
Name:
Address:
City: State: Zip Code:
	Account No.:	% of Distribution

☐   Direct Deposit (Attach Voided Check) I authorize the Company or its agent (collectively, SAVYON  Real Estate) to deposit my distributions in the checking or savings account identified below. This authority will remain in force until I notify SAVYON  Real Estate in writing to cancel it. In the event that SAVYON  Real Estate deposits funds erroneously into my account, SAVYON  Real Estate is authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

%

Total: %
(Must total 100%)

Financial Institution Name:	Checking ☐ Savings ☐

ABA/Routing Number:

Account Number:

Signature of Account Owner:

If you elect to participate in the Distribution Reinvestment Plan, the Company requests that if at any time you fall to meet the minimum income net worth standards established for the Company as set forth in the prospectus or listed in section 5 of this Subscription Agreement, you will promptly notify the Company in writing of that fact.

☐ Transfer on Death If you would like to place a Transfer on Death (TOD) designation on your shares, you must check the TOD box and you must complete and return the TPD form requested from us.

5. INVESTOR SIGNATURES

Please carefully read and separately initial each of the representations below for items 1-5. Only sign items 6-16 if applicable. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make such representations on your behalf. Net worth should be calculated exclusive of home, home furnishings and personal automobile. As used below, liquid net worth is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities. In order to induce the Company to accept this subscription, I hereby represent and warrant to you as follows:

To be initialed by all investors	Owner Co-owner
		1.	I have received the final prospectus for the Company at least five business days before signing the Subscription Agreement.

		2.	I have (i) a minimum net worth of at least $250,000 or (ii) a minimum net worth of at least $70,000 and a minimum annual gross income of at least $70,000, and, if applicable, I meet the higher net worth and gross income requirements imposed by my state of primary residence as set forth in the final prospectus under “Suitability Standards.”

		3.	I acknowledge that there is no public market for the shares and, thus, my investment in shares is not liquid.

		4.	I am purchasing the shares for my own account.

		5.	I acknowledge that I will not be admitted as a stockholder until my investment has been accepted.

		6.	If I am an Alabama resident, I have a liquid net worth of at least 10 times my investment in the Company and its affiliates.

		7.	If I am an Iowa resident, I have either (i) a minimum net worth of $300,000 (exclusive of home, auto and furnishings) or (ii) a minimum net worth of $100,000 (exclusive of home, auto and furnishings) and a minimum annual income of at least $70,000. In addition, I acknowledge that Iowa recommends that my total investment in this offering or any of its affiliates and any other non-exchange traded REIT, not exceed 10% of my liquid net worth. “Liquid net worth” for purposes of this investment shall consist of cash, cash equivalents and readily marketable securities.

		8.	If I am a Kansas or Maine resident, I acknowledge that it is recommended by the Office of the Kansas Securities Commissioner and the Maine Office of Securities that Kansas and Maine investors, respectively, not invest, in the aggregate, more than 10% of their liquid net worth in this and similar direct participation investments.

		9.	If I am a Kentucky, Missouri, Pennsylvania, Oregon or Tennessee resident, I have a liquid net worth of at least 10 times my investment in the Company.

		10.	If I am a Massachusetts resident, I have a liquid net worth of at least 10 times my investment in the Company and other illiquid direct participation programs.

		11.	If I am a Nebraska resident, no more than 10% of my net worth (excluding the value of my home, home furnishings and automobiles) shall be invested in this offering and other direct participation programs.

		12.	If I am a New Jersey resident, I have either (i) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (ii) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my investment in the Company, its affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federal and state exempt private offerings) shall not exceed ten percent (10%) of my liquid net worth.

13.	If I am a New Mexico resident, I have a liquid net worth of at least 10 times my investment in the Company, its affiliates and other similar direct participation programs.

14.	If I am a North Dakota resident, I have a net worth of at least 10 times my investment in the Company.

15.	If I am an Ohio resident, I have a liquid net worth of at least 10 times my investment in the Company, its affiliates and other public, non-listed real estate investment programs.

16.	If I am a Vermont resident and do not qualify as an accredited investor, as defined in 17 C.F.R. § 230.501, no more than 10% of my liquid net worth shall be invested in this offering. For these purposes, “liquid net worth” is defined as total assets (not including home, home furnishings or automobiles) minus total liabilities.

Taxpayer Identification Number Confirmation (Required): The Investor signing below, under penalties of perjury, certifies that (i) the number shown on this Subscription Agreement is his or her correct Taxpayer Identification Number (or he or she is waiting for a number to be issued to him or her), (ii) he or she is not subject to backup withholding either because (a) he or she has not been notified by the Internal Revenue Service (“IRS”) that he or she is subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified him or her that he or she is no longer subject to backup withholding, (iii) he or she is a U.S. citizen unless otherwise indicated, and (iv) the FATCA code entered on this form (if any) indicating that the payer is exempt from FATCA reporting is correct. NOTE: CLAUSE (ii) IN THIS CERTIFICATION SHOULD BE CROSSED OUT IF THE INVESTOR HAS BEEN NOTIFIED BY THE IRS THAT HE OR SHE IS SUBJECT TO BACKUP WITHHOLDING BECAUSE HE OR SHE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON HIS OR HER TAX RETURN. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

X
Signature of Investor	Date

X
Signature of Joint Investor or, for Qualified Plans, of Custodian	Date

6. BROKER– DEALER AND/OR REGISTERED INVESTMENT ADVISOR To be completed by Broker-Dealer or Registered Investment Advisor	The investor’s registered representative (“Registered Representative”) of a participating broker-dealer (“Broker-Dealer”) or an authorized representative of the Investor’s Registered Investment Advisor (“Registered Investment Advisor”), as applicable, must sign below to complete the order. The Registered Representative hereby warrants that he or she and the Broker-Dealer are duly licensed and may lawfully sell shares of common stock in the state designated as the investor’s legal residence. The Registered Investment Advisor represents that it is either registered under the Investment Advisers Act of 1940 or exempt from registration. The Broker-Dealer or Registered Investment Advisor, as applicable, agrees to maintain records of the information used to determine that an investment in shares is suitable and appropriate for the Investor for a period of six years. The undersigned confirms by his or her signature that the Broker-Dealer or Registered Investment Advisor (i) has reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) has discussed such investor’s prospective purchase of shares with such investor; (iii) has advised such Investor of all pertinent facts with regard to the liquidity and marketability of the shares and other fundamental risks related to the investment in the shares; (iv) has delivered the final prospectus to such Investor; (v) has reasonable grounds to believe that the investor is purchasing these shares for his or her own account; and (vi) has reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such Investor meets the suitability standards applicable to such investor as set forth in the final prospectus, as supplemented from time to time, and that such investor is in a financial position to enable such Investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto. I understand this Subscription Agreement is for SAVYON Real Estate Innovation Office REIT.

Name of Registered Representative/Authorized Representative	CRD/IARD Number (if applicable)

X
Signature of Registered Representative/Authorized Representative	Branch ID

Registered Representative/Authorized Representative Office Address:	Rep ID

Phone Number:	Facsimile Number:

E-mail Address:

Name of Broker-Dealer/RIA:

NOTICE TO BROKER-DEALER/RIA: Only original, completed copies of the Subscription Agreement can be accepted.

New York and Washington investors should follow the instructions in the Prospecuts under “How to Subscribe” and Pennsylvania invesotrs should follow the instructions in the Prospecuts under “How to Subscribe–Special Notice to Pennsylvania Investors.”

Until the minimum subscription proceeds of $2,000,000 (or higher amount for New York, Pennsylvania and Washington investors, as applicable) have been received:

•	Checks should be made payable to “SAVYON Real Estate Innovation Office REIT and sent, together with Subscription Documents, completed and signed, to:

[               ]., as escrow agent for

SAVYON       GROUP INC Real Estate Innovation .

[               ]

[               ]

When the minimum subscription proceeds of $2,000,000 (or higher amount for New York, Pennsylvania and Washington investors, as applicable) have been received:

•	Checks should be made payable to “SAVYON GROUP INC Real Estate Innovation .” and sent, together with Subscription Documents, completed and signed, to:

•	Wires may be sent to:

ABA #XXXXXXXXX

Account #XXXXXXXXX

Account Name: [             ] for      SAVYON  GROUP INC Real Estate Innovation . Universal Acct.

Reference: [investor name] SAVYON       GROUP INC Real Estate Innovation .

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its Pursues, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal Pursues or excise tax on its net investment Pursues or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment Pursues and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.  Net investment Pursues is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment Pursues, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal Pursues or excise taxes. Distributions of net investment Pursues will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross Pursues from dividends, interest, payments with respect to securities loans, net Pursues from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other Pursues (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal Pursues tax purposes. As such, the Fund would be required to pay Pursues taxes on its net investment Pursues and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for Pursues tax on the Fund's net investment Pursues or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment Pursues or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary Pursues and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary Pursues for the calendar year and at least 98% of its capital gain net Pursues (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any Pursues that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from Pursues taxation under the Code.

Distributions of taxable net investment Pursues and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary Pursues.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets.

However, any loss realized upon the redemption of shares within six months from the date of their sell will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are sell (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment Pursues and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal Pursues tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment Pursues and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal Pursues tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable Pursues and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment Pursues and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal Pursues tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal Pursues tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate Pursues to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book Pursues and its taxable Pursues. If the Fund's book Pursues exceeds its taxable Pursues, the distribution (if any) of such excess book Pursues will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt Pursues), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book Pursues is less than taxable Pursues, the Fund could be required to make distributions exceeding book Pursues to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal Pursues tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's Pursues and net capital gains annually, regardless of whether they receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and resell its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary Pursues and loss. The QEF and mark-to-market elections may accelerate the recognition of Pursues (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary Pursues or loss to the extent such Pursues or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Pursues received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign Pursues and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross Pursues (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable Pursues or to use it as a foreign tax credit against his or her U.S. federal Pursues tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable Pursues. For this purpose, if the pass-through election is made, the source of the Fund's Pursues will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary Pursues derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive Pursues, and to certain other types of Pursues. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable Pursues.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights.  Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Custodian

[_____________], N.A. (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is [____________________________].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

-[________________] is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.  [__________] is located at [_______________________________].

FINANCIAL STATEMENTS

[to be supplied by subsequent amendment]

APPENDIX A

Adviser Proxy Voting Policies and Procedures

[to be provided]

  SAVYON TRUST GROUP INC  REAL ESTATE INNOVATION FUND  NON DIVERSIFIED PURSUES FUND

PART C - OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

Part A:

None.

Part B:

Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities, Statement of Operations, and Notes to Financial Statements. (To be filed by amendment)

2. Exhibits

a.(1) Agreement and Declaration of Trust (Filed herewith)

(2) Amended and Restated Agreement and Declaration of Trust (Filed herewith)

(3) Certificate of Trust (Filed herewith)

(4) Certificate of Amendment to Certificate of Trust (Filed herewith)

b.By-Laws (To be filed by amendment)

c. Voting Trust Agreements: None

d. Instruments Defining Rights of Security Holders. See Article III, "Shares" and Article V "Shareholders' Voting Powers and Meetings" of the Registrant's Agreement and Declaration of Trust. See also, Article 12, "Meetings" of shareholders of the Registrant's By-Laws.

e.Dividend reinvestment plan: (To be filed by amendment)

f.Rights of subsidiaries long-term debt holders: Not applicable.

g.Investment Advisory Agreement (To be filed by amendment)

h.(1) Distribution Agreement (To be filed by amendment)

(2) Selling Agreement Form (To be filed by amendment)

i.Bonus, profit sharing, pension and similar arrangements for Fund Trustees and Officers: None.

j.Custodian Agreement (To be filed by amendment)

k.(1) Administration Agreement (To be filed by amendment)

(2) Accounting Services Agreement (To be filed by amendment)

(3) Transfer Agency Agreement (To be filed by amendment)

(4) Expense Limitation Agreement (To be filed by amendment)

l.Opinion and Consent of Counsel (To be filed by amendment)

m.Non-resident Trustee Consent to Service of Process: Not applicable

n.-Consent of Independent Registered Public Accounting Firm (To be filed by amendment)

o.Omitted Financial Statements: None

p.Initial Capital Agreement (To be filed by amendment)

q.Model Retirement Plan: None

r.(1) Code of Ethics-Fund (To be filed by amendment)

(2) Code of Ethics-Adviser (To be filed by amendment)

(3) Code of Ethics-Principal Underwriter/Distributor (To be filed by amendment)

s.Powers of Attorney (To be filed by amendment)

Item 26. Marketing Arrangements

Not Applicable.

Item 27. Other Expenses of Issuance and Distribution (estimated – To be supplied by amendment)

SEC Registration fees	$[____]
FINRA fees	$[____]
Legal fees	$[____]
Blue Sky fees	$[____]
Accounting fees	$[____]
Printing	$[____]
Total	$[____]

Item 28. Persons Controlled by or Under Common Control with Registrant

None [except that as of the date of the Fund's Prospectus and SAI, the Fund, Adviser and Distributor may be deemed to be under the common control of SAVYON TRUST GROUP INC , Inc.  The Adviser had voting authority with respect to 100% of the value of the outstanding interests in the Fund on such date.  The Adviser and the Distributor are each wholly owned by SAVYON TRUST GROUP INC , Inc. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser's control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

Item 29. Number of Holders of Securities as of [______ _], 2018:

Title of Class Shares of Beneficial Ownership.	Number of Record Holders [1]

Item 30. Indemnification

Reference is made to Article VIII, Section 2 of the Registrant's Agreement and Declaration of Trust (the "Declaration of Trust"), filed as Exhibit (a)(1) hereto, and to [Paragraph [__] of the Registrant's Underwriting/Distribution Agreement], to be filed by Amendment. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Distribution Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.  The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant's prospectus in the section entitled "Management of the Fund." Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No.  801- ), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

SAVYON Asset Management Advisory  LLC, the Fund's administrator, maintains certain required accounting related and financial books and records of the Registrant at 3340 NE 190 Street  ,   Suite 402 Aventura Florida 33180.  [     ], the Fund’s custodian, maintains certain required accounting related and financial books and records of the Registrant at [         ].   SAVYON TRUST GROUP INC SAVYON Asset   Management advisory ,LLC., the Fund’s distributor, maintains certain required accounting related and financial books and records of the Registrant at 3340 NE 190 Street Suite 402,  Aventura Florida  33180  The other required books and records are maintained by the Adviser at 3340 NE 190 Street Suite 402 Aventura Florida 33180.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of Shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

2. The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (a) (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement. (b)  For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. (c) The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering. (d) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a sell with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use. (e) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the sell, if the securities are offered or sold to such sell by means of any of the following communications, the undersigned Registrant will be a sell to the sell and will be considered to offer or sell such securities to the sell: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the sell.

3. For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective. The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

4. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of  Aventura, State of Florida, on the  21th day of February 2018.

  SAVYON TRUST GROUP INC REAL ESTATE NON DIVERSIFIED PURSUES FUND

By:

/s/ Lucien Virgelin

Name: Lucien Virgelin

Title :Trustee

By:

/s/ Djenane  Virgelin

Name: Djenane  Virgelin

Title: Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates.

By:

/s/ Lucien Virgelin

Name:Lucien Virgelin

Title: Trustee

By:

/s/ Djenane  Virgelin

Name: Djenane  Virgelin

Title :Trustee

EXHIBIT INDEX

Description	Exhibit Number
Agreement and Declaration of Trust	99(a)(1)
Amended and Restated Agreement and Declaration of Trust	99(a)(2)
Certificate of Corporation	99(a)(3)
Certificate of Amendment to Certificate of Trust	99(a)(4)